                                                                    EXHIBIT 10.1

                        CUPERTINO SHAREHOLDER AGREEMENT

     This Shareholder Agreement ("Agreement") is made and entered into on June 26, 1996, by and between Mid-Peninsula Bancorp ("Mid-Peninsula") and each of the other persons executing this Agreement (each such person is referred to individually as a "Cupertino Shareholder" and collectively referred to as the "Cupertino Shareholders"), with reference to the following facts:

     A. Mid-Peninsula and Cupertino National Bancorp ("Cupertino") have entered into that certain Agreement and plan of Reorganization and Merger ("Reorganization Agreement"), dated as of June 5, 1996, pursuant to which Cupertino will merge with and into Mid-Peninsula (the "Merger"), Mid-Peninsula will change its name to Greater Bay Bancorp ("Bancorp") and Mid-Peninsula will pay consideration to Cupertino shareholders in the form of Bancorp common stock.

     B. Each of the Cupertion Shareholders is also a director or executive officer of Cupertino.

     C. In order to induce Mid-Peninsula to enter into the Reorganization Agreement, the Cupertino Shareholders desire to enter into this Agreement solely in their capacity as Shareholders.

     NOW, THEREFORE, in consideration of the promises and of the respective representations, warranties and covenants, agreements and conditions contained herein and in the Reorganization Agreement, the parties hereto agree as follows:

1.   Agreements of Cupertino Shareholders.
     ------------------------------------

     1.1  Agreement to Vote. At any meeting of shareholders of Cupertino or
          -----------------
in connection with any solicitation of the written consent of the Cupertino Shareholders to approve the Reorganization Agreement and the transactions contemplated thereby, each of the Cupertino Shareholders shall vote or cause to be voted all shares of common stock of Cupertino ("Cupertino Share" or "Cupertino Shares") owned by each such Cupertino Shareholder, and any other Cupertino Shares hereafter acquired by each such Cupertino Shareholder, in favor of, and to approve, the principal terms of the Merger and any other matter contemplated by the Reorganization Agreement which requires the approval of the Cupertino Shareholders.

     1.2  Agreement to Recommend.  Unless the Board of Directors of Cupertino
          ----------------------
shall have determined that they have a fiduciary duty to the Cupertino Shareholders to recommend that the Cupertino Shareholders not vote in favor of approval of the transactions contemplated by the Reorganization Agreement, each Cupertino Shareholder shall recommend to the Cupertino Shareholders to vote in favor of, and to approve, the principal terms of the Merger and any other matter contemplated by the

Reorganization Agreement.

     1.3  Restrictions on Dispositions. Each Cupertino Shareholder agrees
          ----------------------------
that he will not pledge or otherwise encumber, nor sell, assign or otherwise dispose of, any Cupertino Shares currently owned or acquired by such Cupertino Shareholder after the date of this Agreement, except (i) with the prior written consent of Mid-Peninsula (which shall not be unreasonably withheld); (ii) pursuant to the Reorganization Agreement; or (iii) by a bona fide pledge to secure a loan made on a full-recourse basis.

     1.4  Negotiations with Other Parties. Each Cupertino Shareholder agrees
          -------------------------------
that he will not, directly or indirectly, solicit or encourage any inquiries, discussions or proposals from, or enter into, or continue any discussions, negotiations or agreements relating to, or vote in favor of any proposal or transactions for disposition of all or part of the business or assets of Cupertino or any subsidiary thereof, or the acquisition of all or part of Cupertino's or any subsidiary of Cupertino's voting securities or any business combination with any person other than Mid-Peninsula or any wholly-owned subsidiary of Mid-Peninsula, unless, upon advice of counsel, the Board of Directors of Cupertino shall have determined that any duty to refrain from any act pursuant to this Section 1.4 is inconsistent with the continuing fiduciary duty of the Board of Directors to the Cupertino Shareholders.

2.   Representations and Warranties of Cupertino Shareholders.
     --------------------------------------------------------

     Each of the Cupertino Shareholders severally and not jointly, represents and warrants to and agrees with Mid-Peninsula solely with respect to himself or herself, as follows:

     2.1  Capacity. Each such Cupertino Shareholder has all the requisite
          --------
capacity and authority to enter into and perform such Cupertino Shareholder's obligations under this Agreement.

     2.2  Binding Agreement.  This Agreement constitutes the valid and legally
          -----------------
binding obligation of each such Cupertino Shareholder.

     2.3  Non-Contravention. The execution and delivery of this Agreement by
          -----------------
each such Cupertino Shareholder does not, and the performance by such Cupertino Shareholder's obligations hereunder and the consummation by such Cupertino Shareholder of the transactions contemplated hereby will not, violate or conflict with or constitute a default under any agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which such Cupertino Shareholder is a party or by which such Cupertino Shareholder is bound, or any statute, rule or regulation to which such Cupertino Shareholder or any of such Cupertino Shareholder's property is subject.

     2.4  Ownership of Shares.  Schedule 1 hereto correctly sets forth the
          -------------------
number of Cupertino Shares owned by each Cupertino Shareholder, or with respect to which each Cupertino Shareholder has good title to all of the Cupertino Shares indicated as owned by such Cupertino Shareholder in the capacity set forth on Schedule 1 as of the date indicated on such Schedule 1, and such Cupertino Shares are so owned free and clear of any liens, security interest, charges or other encumbrances, except as set forth in such Schedule 1.

3.   Termination.
     -----------

     3.1  Termination Date.  This Agreement shall terminate and be of no further
          ----------------
force and effect immediately upon the earlier of: (a) consummation of the Merger; or (b) termination of the Reorganization Agreement in accordance with the terms thereof.

     3.2  Effect of Termination.  Upon the termination of this Agreement in
          ---------------------
accordance with Section 3.1 hereof, the respective obligations of the parties hereto shall immediately become void and have no further force or effect.

4.   Specific Performance.  The parties hereto recognize and agree that monetary
     --------------------
damages will not compensate adequately the parties hereto for nonperformance. Accordingly, each party agrees that his obligations shall be enforceable by court order requiring specific performance.

5.   Miscellaneous.
     -------------

     5.1  Expenses.  Each party hereto shall pay its own costs and expenses,
          --------
including, but not limited to, those of its attorneys and accountants, in connection with this Agreement and transactions covered and contemplated hereby.

     5.2  Notices.  All notices, demands or other communications hereunder shall
          -------
be in writing and shall be deemed to have been duly given if delivered in person, by telex, telecopy, facsimile transmission, or by United States mail, certified or registered, with return receipt requested, or otherwise actually delivered as follows:

          (a)  If to a Cupertino Shareholder:

               Cupertino National Bancorp
               20230 Stevens Creek Boulevard
               Cupertino, CA 95014
               Attention:  C. Donald Allen, President
               Telephone: (408) 996-1144
               Telecopier:  (408) 996-0657

          With copies to:

               Manatt, Phelps & Phillips
               11355 W. Olympic Boulevard
               Los Angeles, CA 90064
               Attention:  Paul H. Irving
                          William T. Quicksilver
               Telephone: (310) 312-4000
               Telecopier: (310) 312-4224


          (b)  If to Mid-Peninsula Bancorp:

               Mid-Peninsula Bancorp
               420 Cowper Street
               Palo Alto, CA  94301-1504
               Attention:  David L. Kalkbrenner, President
               Telephone: (408) 323-5150
               Telecopier: (408) 323-7421

          With copies to:

               Bronson, Bronson & McKinnon
               10 Almaden Blvd., Suite 600
               San Jose, CA  95113-2237
               Attention:  Glenn T. Dodd
               Telephone: (408) 293-0599
               Telecopier: (408) 999-6553
               Attention:  John W. Carr
               Telephone: (415) 986-4200
               Telecopier: (415) 982-1394


The persons or address to which mailings or deliveries shall be made may change from time to time by notice given pursuant to the provisions of this Section
5.2. Any notice, demand or other communication given pursuant to the provisions of this Section 5.2 shall be deemed to have been given on the date delivered or three days following the date mailed, as the case may be.

     5.3  Successors and Assigns.  All terms and provisions of this Agreement
          ----------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors and assigns; provided, however, that, except as otherwise contemplated herein, this Agreement and all rights, privileges, duties and obligations of the parties hereto may not be assigned or delegated by any party hereto without the prior written consent of the other parties to this Agreement and any purported assignment in violation of this Section 5.3 shall be null and void.

     5.4  Third Party Beneficiaries.  Each party hereto intends that this
          -------------------------
Agreement shall not benefit, or create any right or cause of action in or on behalf of, any person other than the parties hereto. As used in this Agreement, the term party or parties shall refer only to Mid-Peninsula and the Cupertino Shareholders, or any of them.

     5.5  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, all of which taken together shall constitute one instrument.

     5.6  Governing Law.  This Agreement is made and entered into in the State
          -------------
of California and the laws of that state shall govern the validity and interpretation hereof and the performance of the parties hereto of their respective duties and obligations hereunder.

     5.7  Captions.  The captions contained in this Agreement are for
          --------
convenience of reference only and do not form a part of this Agreement.

     5.8  Waiver and Modification.  No waiver of any term, provision or
          -----------------------
condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition of this Agreement. This Agreement may be modified or amended only by an instrument of equal formality signed by the parties or their duly authorized agents.

     5.9  Attorneys' Fees.  In the event any of the parties to this Agreement
          ---------------
brings an action or suit against any other party by reason of any breach of any covenant, agreement, representation, warranty or other provision hereof, or any breach of any duty or obligation created hereunder by such other party, the prevailing party in whose favor final judgment is entered shall be entitled to have and recover of and from the losing party all reasonable costs and expenses incurred or sustained by such prevailing party in connection with such suit or action, including without limitation, legal fees and court costs (whether or not taxable as such).

    5.10  Entire Agreement.  The making, execution and delivery of this
          ----------------
Agreement by the parties hereto have been encouraged by no representations, statements, warranties or agreements other than those herein expressed. This Agreement embodies the entire understanding of the parties and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof, unless expressly referred to by reference herein.

    5.11  Severability.  Whenever possible, each provision of this Agreement and
          ------------
every related document shall be interpreted in such manner as to be valid under applicable law. However, if any provision of any of the foregoing shall be invalid or prohibited under said applicable law, it shall be construed, interpreted and limited to effectuate its purposes to the maximum legally permissible extent. If it cannot be so construed and interpreted so as to be valid under such law, such provision shall be ineffective to the extent of such invalidity or prohibition without invalidating the remainder of such provision or the remaining provisions of this Agreement, and this Agreement shall be construed to the maximum extent possible to carry out its terms without such invalid or unenforceable provision or portion thereof.

    5.12  Several Obligations.  All duties and obligations of each party to this
          -------------------
Agreement shall be several and not joint.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

 MID-PENINSULA BANCORP


By: /s/ David L. Kalbrenner
   --------------------------------
   David L. Kalbrenner, President


CUPERTINO SHAREHOLDERS:

/s/ Dennis S. Whittaker             /s/ C. Donald Allen
- -----------------------------       -----------------------------
Dennis S. Whittaker                 C. Donald Allen


/s/ Steven C. Smith                 /s/ Heidi R. Wulfe
- -----------------------------       -----------------------------
Steven C. Smith                     Heidi R. Wulfe


/s/ David K. Chui                   /s/ Carl F. Cookson
- -----------------------------       -----------------------------
David K. Chui                       Carl F. Cookson


/s/ Jerry R. Crowley                /s/ Janet M. DeCarli
- -----------------------------       -----------------------------
Jerry R. Crowley                    Janet M. DeCarli


/s/ John M. Gatto                   /s/ William H. Guengerich
- -----------------------------       -----------------------------
John M. Gatto                       William H. Guengerich


/s/ James E. Jackson                /s/ Rex D. Lindsay
- -----------------------------       -----------------------------
James E. Jackson                    Rex D. Lindsay

/s/ Glen McLaughlin                 /s/ Norman Meltzer
- -----------------------------       -----------------------------
Glen McLaughlin                     Norman Meltzer


/s/ Dick J. Randall
- -----------------------------
Dick J. Randall

                         Stock Ownership for Directors
                             & Executive Officers
- --------------------------------------------------------------------------------

        Name and Address of                                      Number
        Beneficial Owners                                       of Shares
        -----------------                                       ---------

Dick J. Randall (1)............................................ 131,491
20230 Stevens Creek Boulevard
Cupertino, CA 95014
C. Donald Allen (2)............................................  68,058
David K. Chui (3)..............................................  26,931
Carl E. Cookson (4)............................................  26,682
Jerry R. Crowley (5)...........................................  33,862
Janet M. DeCarli (6)...........................................  26,218
John M. Gatto (7)..............................................  36,009
William H. Guengerich (8)......................................  25,460
James E. Jackson (9)...........................................  58,777
Rex D. Lindsay (10)............................................  64,296
Glen McLaughlin (11)...........................................  55,649
Norman Meltzer (12)............................................  21,424
Dennis S. Whittaker (13).......................................  20,333
Steven C. Smith (14)...........................................  36,993
Kenneth D. Brenner (15)........................................  22,495
David Hood (16)................................................  24,413
Hall Palmer (17)...............................................  27,206
Heidi Wulfe (18)...............................................   5,300

All Directors and Executive Officers as a Group
  (18 persons) (19)............................................ 708,597

The numbers reported include immediate vesting upon change of control as well as ESPP purchase for 6/30/96. These calculations do not include 401(k) purchase/ company match for 6/30/96 as this information is not yet available.

                      MID-PENINSULA SHAREHOLDER AGREEMENT

     This Shareholder Agreement ("Agreement") is made and entered into on June 26, 1996, by and between Cupertino National Bancorp ("Cupertino") and each of the other persons executing this Agreement (each such person is referred to individually as a "Cupertino Shareholder" and collectively referred to as the "Cupertino Shareholders"), with reference to the following facts:

     A. Mid-Peninsula Bancorp ("Mid-Peninsula") and Cupertino have entered into that certain agreement and plan of Reorganization and Merger ("Reorganization Agreement"), dated as of June 5, 1996, pursuant to which Cupertino will merge with and into Mid-Peninsula (the "Merger"), Mid-Peninsula will change its name to Greater Bay Bancorp ("Bancorp") and Mid-Peninsula will pay consideration to Cupertino shareholders in the form of Bancorp common stock.

     B. Each of the Mid-Penisula Shareholders is also a director or executive officer of Mid-Peninsula.

     C. In order to induce Cupertino to enter into the Reorganization Agreement, the Mid-Peninsula Shareholders desire to enter into this Agreement solely in their capacity as Mid-Penisula Shareholders.

     NOW, THEREFORE, in consideration of the promises and of the respective representations, warranties and covenants, agreements and conditions contained herein and in the Reorganization Agreement, the parties hereto agree as follows:

1.   Agreements of Mid-Peninsula Shareholders.
     ----------------------------------------

     1.1  Agreement to Vote. At any meeting of shareholders of Mid-Peninsula or
          -----------------
in connection with any solicitation of the written consent of the Mid-Peninsula Shareholders to approve the Reorganization Agreement and the transactions contemplated thereby, each of the Mid-Peninsula Shareholders shall vote or cause to be voted all shares of common stock of a Mid-Peninsula ("Mid-Peninsula Share" or "Mid-Peninsula Shares") owned by each such Mid-Peninsula Shareholder, and any other Mid-Peninsula Shares hereafter acquired by each such Mid-Peninsula Shareholder, in favor of, and to approve, the principal terms of the Merger and any other matter contemplated by the Reorganization Agreement which requires the approval of the Mid-Peninsula Shareholders.

     1.2 Agreement to Recommend. Unless the Board of Directors of Mid-Peninsula shall have determined that they have a fiduciary duty to the Mid-Peninsula Shareholders to recommend that the Mid-Peninsula Shareholders not vote in favor of approval of the transactions contemplated by the Reorganization Agreement, each Mid-Peninsula Shareholder shall recommend to the Mid-Peninsula Shareholders to vote in favor of, and to approve, the principal terms of the Merger and any other matter contemplated by the

Reorganization Agreement.

     1.3  Restrictions on Dispositions. Each Mid-Peninsula Shareholder agrees
          ----------------------------
that he will not pledge or otherwise encumber, nor sell, assign or otherwise dispose of, any Mid-Peninsula Shares currently owned or acquired by such Mid-Peninsula Shareholder after the date of this Agreement, except (i) with the prior written consent of Cupertino (which shall not be unreasonably withheld);
(ii) pursuant to the Reorganization Agreement; or (iii) by a bona fide pledge to secure a loan made on a full-recourse basis.

     1.4  Negotiations with Other Parties. Each Mid-Peninsula Shareholder agrees
          -------------------------------
that he will not, directly or indirectly, solicit or encourage any inquiries, discussions or proposals from, or enter into, or continue any discussions, negotiations or agreements relating to, or vote in favor of any proposal or transactions for disposition of all or part of the business or assets of Mid-Peninsula or any subsidiary thereof, or the acquisition of all or part of Mid-Peninsula's or any subsidiary of Mid-Peninsula's voting securities or any business combination with any person other than Cupertino or any wholly-owned subsidiary of Cupertino, unless, upon advice of counsel, the Board of Directors of Mid-Peninsula shall have determined that any duty to refrain from any act pursuant to this Section 1.4 is inconsistent with the continuing fiduciary duty of the Board of Directors to the Mid-Peninsula Shareholders.

2.   Representations and Warranties of Mid-Peninsula Shareholders.
     ------------------------------------------------------------

     Each of the Mid-Peninsula Shareholders severally and not jointly, represents and warrants to and agrees with Cupertino solely with respect to himself or herself, as follows:

     2.1  Capacity. Each such Mid-Peninsula Shareholder has all the requisite
          --------
capacity and authority to enter into and perform such Mid-Peninsula Shareholder's obligations under this Agreement.

     2.2  Binding Agreement.  This Agreement constitutes the valid and legally
          -----------------
binding obligation of each such Mid-Peninsula Shareholder.

     2.3  Non-Contravention. The execution and delivery of this Agreement by
          -----------------
each such Mid-Peninsula Shareholder does not, and the performance by such Mid-Peninsula Shareholder's obligations hereunder and the consummation by such Mid-Peninsula Shareholder of the transactions contemplated hereby will not, violate or conflict with or constitute a default under any agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which such Mid-Peninsula Shareholder is a party or by which such Mid-Peninsula Shareholder is bound, or any statute, rule or regulation to which such Mid-Peninsula Shareholder or any of such Mid-Peninsula Shareholder's property is subject.

     2.4  Ownership of Shares.  Schedule 1 hereto correctly sets forth the
          -------------------
number of Mid-Peninsula Shares owned by each Mid-Peninsula Shareholder, or with respect to which each Mid-Peninsula Shareholder has good title to all of the Mid-Peninsula Shares indicated as owned by such Mid-Peninsula Shareholder in the capacity set forth on Schedule 1 as of the date indicated on such Schedule 1, and such Mid-Peninsula Shares are so owned free and clear of any liens, security interest, charges or other encumbrances, except as set forth in such Schedule 1.

3.   Termination.
     -----------

     3.1  Termination Date.  This Agreement shall terminate and be of no further
          ----------------
force and effect immediately upon the earlier of: (a) consummation of the Merger; or (b) termination of the Reorganization Agreement in accordance with the terms thereof.

     3.2  Effect of Termination.  Upon the termination of this Agreement in
          ---------------------
accordance with Section 3.1 hereof, the respective obligations of the parties hereto shall immediately become void and have no further force or effect.

4.   Specific Performance.  The parties hereto recognize and agree that monetary
     --------------------
damages will not compensate adequately the parties hereto for nonperformance. Accordingly, each party agrees that his obligations shall be enforceable by court order requiring specific performance.

5.   Miscellaneous.
     -------------

     5.1  Expenses.  Each party hereto shall pay its own costs and expenses,
          --------
including, but not limited to, those of its attorneys and accountants, in connection with this Agreement and transactions covered and contemplated hereby.

     5.2  Notices.  All notices, demands or other communications hereunder shall
          -------
be in writing and shall be deemed to have been duly given if delivered in person, by telex, telecopy, facsimile transmission, or by United States mail, certified or registered, with return receipt requested, or otherwise actually delivered as follows:

          (a)  If to Mid-Peninsula Bancorp:

               Mid-Peninsula Bancorp
               420 Cowper Street
               Palo Alto, CA  94301-1504
               Attention:  David L. Kalkbrenner, President
               Telephone: (408) 323-5150
               Telecopier: (408) 323-7421

          With copies to:

               Bronson, Bronson & McKinnon
               10 Almaden Blvd., Suite 600
               San Jose, CA  95113-2237
               Attention:  Glenn T. Dodd
               Telephone: (408) 293-0599
               Telecopier: (408) 999-6553
               Attention:  John W. Carr
               Telephone: (415) 986-4200
               Telecopier: (415) 982-1394

          (b)  If to a Cupertino Shareholder:

               Cupertino National Bancorp
               20230 Stevens Creek Boulevard
               Cupertino, CA 95014
               Attention:  C. Donald Allen, President
               Telephone: (408) 996-1144
               Telecopier:  (408) 996-0657

          With copies to:

               Manatt, Phelps & Phillips
               11355 W. Olympic Boulevard
               Los Angeles, CA 90064
               Attention:  Paul H. Irving
                          William T. Quicksilver
               Telephone: (310) 312-4000
               Telecopier: (310) 312-4224


The persons or address to which mailings or deliveries shall be made may change from time to time by notice given pursuant to the provisions of this Section
5.2. Any notice, demand or other communication given pursuant to the provisions of this Section 5.2 shall be deemed to have been given on the date delivered or three days following the date mailed, as the case may be.

     5.3  Successors and Assigns.  All terms and provisions of this Agreement
          ----------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors and assigns; provided, however, that, except as otherwise contemplated herein, this Agreement and all rights, privileges, duties and obligations of the parties hereto may not be assigned or delegated by any party hereto without the prior written consent of the other parties to this Agreement and any purported assignment in violation of this Section 5.3 shall be null and void.

     5.4  Third Party Beneficiaries.  Each party hereto intends that this
          -------------------------
Agreement shall not benefit, or create any right or cause of action in or on behalf of, any person other than the parties hereto. As used in this Agreement, the term party or parties shall refer only to Mid-Peninsula and the Cupertino Shareholders, or any of them.

     5.5  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, all of which taken together shall constitute one instrument.

     5.6  Governing Law.  This Agreement is made and entered into in the State
          -------------
of California and the laws of that state shall govern the validity and interpretation hereof and the performance of the parties hereto of their respective duties and obligations hereunder.

     5.7  Captions.  The captions contained in this Agreement are for
          --------
convenience of reference only and do not form a part of this Agreement.

     5.8  Waiver and Modification.  No waiver of any term, provision or
          -----------------------
condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition of this Agreement. This Agreement may be modified or amended only by an instrument of equal formality signed by the parties or their duly authorized agents.

     5.9  Attorneys' Fees.  In the event any of the parties to this Agreement
          ---------------
brings an action or suit against any other party by reason of any breach of any covenant, agreement, representation, warranty or other provision hereof, or any breach of any duty or obligation created hereunder by such other party, the prevailing party in whose favor final judgment is entered shall be entitled to have and recover of and from the losing party all reasonable costs and expenses incurred or sustained by such prevailing party in connection with such suit or action, including without limitation, legal fees and court costs (whether or not taxable as such).

    5.10  Entire Agreement.  The making, execution and delivery of this
          ----------------
Agreement by the parties hereto have been encouraged by no representations, statements, warranties or agreements other than those herein expressed. This Agreement embodies the entire understanding of the parties and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof, unless expressly referred to by reference herein.

    5.11  Severability.  Whenever possible, each provision of this Agreement and
          ------------
every related document shall be interpreted in such manner as to be valid under applicable law. However, if any provision of any of the foregoing shall be invalid or prohibited under said applicable law, it shall be construed, interpreted and limited to effectuate its purposes to the maximum legally permissible extent. If it cannot be so construed and interpreted so as to be valid under such law, such provision shall be ineffective to the extent of such invalidity or prohibition without invalidating the remainder of such provision or the remaining provisions of this Agreement, and this Agreement shall be construed to the maximum extent possible to carry out its terms without such invalid or unenforceable provision or portion thereof.

    5.12  Several Obligations.  All duties and obligations of each party to this
          -------------------
Agreement shall be several and not joint.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

 CUPERTINO BANCORP


By: /s/ C. Donald Allen
   --------------------------------
   C. Donald Allen, President


MID-PENINSULA SHAREHOLDERS:

/s/ Duncan L. Matteson              /s/ Owen D. Conley
- -----------------------------       -----------------------------
Duncan L. Matteson                  Owen D. Conley


/s/ Edwin E. van Bronkhorst         /s/ Donald L. Hammond
- -----------------------------       -----------------------------
Edwin E. van Bronkhorst             Donald L. Hammond


/s/ Warren R. Thoits                /s/ R. Hewlett Lee, M.D.
- -----------------------------       -----------------------------
Warren R. Thoits                    R. Hewlett Lee, M.D.

/s/ David L. Kalkbrenner            /s/ Helen C. Leong
- -----------------------------       -----------------------------
David L. Kalkbrenner                Helen C. Leong


/s/ Murray B. Dey                   /s/ George M. Marcus
- -----------------------------       -----------------------------
Murray B. Dey                       George M. Marcus


/s/ Lawrence A. Aufmuth             /s/ Donald H. Seiler
- -----------------------------       -----------------------------
Lawrence A. Aufmuth                 Donald H. Seiler


/s/ John F. Blokker                 /s/ Bruce E. Van Alstyne
- -----------------------------       -----------------------------
John F. Blokker                     Bruce E. Van Alstyne


/s/ Allan F. Brown                  /s/ Carol H. Rowland
- -----------------------------       -----------------------------
Allan F. Brown                      Carol H. Rowland

                                  SCHEDULE 1
- --------------------------------------------------------------------------------

        Mid-Peninsula                                              Number
        Shareholders                                             of Shares    Encumbrances
      -----------------                                          ---------    ------------

- ----------------------------------------------------------------
Lawrence A. Aufmuth..............................................    8,134       None
John F. Blokker..................................................   26,580       None
Allan F. Brown...................................................   26,580       None
Owen D. Conley...................................................   25,780       None
Murray B. Dey....................................................   29,983       None
Donald L. Hammond................................................   26,580       None
David L. Kalkbrenner.............................................   38,946       None
R. Hewlett Lee, M.D..............................................    8,178       None
Helen C. Leong...................................................   26,580       None
George M. Marcus.................................................   32,724       None
Duncan L. Matteson...............................................   41,750       None
Carol H. Rowland.................................................   30,173       None
Donald H. Seiler.................................................   26,580       None
Warren R. Thoits.................................................   29,065       None
Bruce E. Van Alstyne.............................................   22,000       None
Edwin E. van Bronkhorst..........................................   27,330       None

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